Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
February, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.33%
     February, 1998  5.46%
     January, 1998  5.42%
     December, 1997  5.11%



Cash Yield                                              17.68%


Investor Charge Offs                                    4.88%


Base Rate                                               7.34%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,489,747,215.0